LOAN AGREEMENT

This Loan Agreement (the “Agreement”) dated January 6, 2014, is by and between the lenders executing the Signature Page of this Agreement (collectively, the “Lenders”) on the one hand, and Heatwurx Inc., a Delaware corporation (“Borrower”), on the other hand.

Recitals

WHEREAS, Borrower is in the business of Asphalt Preservation and Repair Equipment; and

WHEREAS, the Lenders are investors in Borrower or otherwise affiliated with the Company and want to provide Borrower with a loan to meet its capital needs; and

WHEREAS, Borrower has indicated that it would like to borrow up to $1,000,000 on an unsecured basis; and

WHEREAS, the parties desire that the Lenders will loan Borrower money to be used to meet its capital needs, subject to certain terms.

THEREFORE, in consideration of the foregoing recitals, mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as set forth below.

1.

Principal. FOR VALUE RECEIVED, Borrower promises to unconditionally pay to the order of Lenders, their successors or assigns the principal amount of ONE MILLION DOLLARS ($1,000,000.00 USD), or such lesser amount received from the Lenders (the “Loan Amount”), together with interest pursuant to this Loan Agreement and the corresponding promissory notes documenting the Loan Amount.  The Borrower shall issue one or more promissory notes representing the Loan Amount upon receipt of each portion thereof within two business days following receipt of such funds (each a “Closing”).  No Closing shall occur after February 28, 2014, and this Agreement shall be for the total Loan Amount received as of such date.

2.

Interest Rate. The rate of interest for the Loan Amount shall be TWELVE PERCENT (12%) per annum and promissory notes similar to the sample attached hereto as Exhibit 1 (“Note”) shall be issued by the Borrower to each Lender in the pro rata amount of the loan.  Each Note will be due on January 6, 2016 (the “Maturity Date”). Interest shall be calculated on the basis of a year of 365 days applied to the actual days on which there exists an unpaid balance under each Note.

3.

Principal and Interest Repayments.

 Interest on each Note shall be payable monthly on the first day of each calendar month.  In addition, Borrower shall repay the entire principal of the Loan Amount as well as all accrued interest according to the terms of this Agreement and the individual Notes on the Maturity Date.

4.

Warrant.  As additional consideration for Lender to enter into this Loan Agreement, Borrower will grant Lenders warrants on a pro rata basis to purchase 333,340 shares of Heatwurx common stock, each whole warrant exercisable at $3.00 per share, pursuant to this Loan Agreement and the corresponding warrant certificate documenting the warrants allocated to each Lender in the form as attached hereto as Exhibit 2 (the “Warrants”).  Each whole warrant entitles the holder to purchase one share of common stock at the designated exercise price.

5.

Default Notice. Upon the occurrence of a breach of this Agreement, the defaulting party is entitled to receive written notice specifying the breach.  Such notice shall be sent immediately upon discovery of the breach.  The defaulting party shall then be entitled to fifteen (15) days in which to cure the problem.  Events of Default are defined in the Note Agreement, which is incorporated herein by this reference.

6.

Rights and Remedies upon Default. Upon the occurrence of an Event of Default, and without demand or notice of any kind: (i) all outstanding amounts under this Note (including the outstanding Principal Amount plus any accrued and unpaid interest less any principal payments previously made) shall become immediately due and payable; and (ii) the Holder may exercise any and all rights and remedies available to it at law, in equity or otherwise.

7.

Non-Waiver. No course of dealing between the parties hereto, or any failure or delay on the part of a party in exercising any rights or remedies hereunder, shall operate as a waiver of any rights or remedies of that party under this or any other applicable instrument.  No single or partial exercise of any rights or remedies hereunder shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder.

8.

Securities Law Compliance.  In connection with the issuance of the Notes and Warrants by the Borrower to the Lenders, each of the Lenders, severally and not jointly, hereby represents and warrants to the Borrower as follows:

a.

Accredited Investor Status.  The Lender is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”) in that the Lender was not formed for the specific purpose of acquiring the Note and has total assets in excess of $5,000,000, or each equity owner of the Lender is an accredited investor.

b.

Restricted Securities.  The Lender understands that the Note, the Warrant, or the shares of common stock issuable upon exercise of the Warrants (the “Warrant Shares”) has not been registered pursuant to the Securities Act, or any state securities act, and thus is a “restricted security” as defined in Rule 144 promulgated by the SEC.  Accordingly, the Lender hereby acknowledges that it is prepared to hold the Note, the Warrants and the Warrant Shares for an indefinite period.

c.

Investment Purpose.  The Lender acknowledges that the Note and Warrants are being purchased for its own account, for investment, and not with the present view towards the distribution, assignment, or resale to others or fractionalization in whole or in part.  The Lender further acknowledges that no other person has or will have a direct or indirect beneficial or pecuniary interest in the Note, the Warrants, or the Warrant Shares.

d.

Limitations on Resale; Restrictive Legend.  The Lender acknowledges that it will not sell, assign, hypothecate, or otherwise transfer any rights to, or any interest in, the Note, the Warrants or the Warrant Shares except (i) pursuant to an effective registration statement under the Securities Act, or (ii) in any other transaction which, in the opinion of counsel acceptable to the Borrower, is exempt from registration under the Securities Act, or the rules and regulations of the SEC thereunder.  The Lender also acknowledges that an appropriate legend will be placed upon the Notes, the Warrants and the Warrant Shares stating that the securities have not been registered under the Securities Act and setting forth or referring to the restrictions on transferability and sale thereof.

e.

Information.  The Lender’s Representative has been furnished (i) with all requested materials relating to the business, finances, and operations of the Borrower; (ii) with information deemed material to making an informed investment decision; and (iii) with additional requested information necessary to verify the accuracy of any documents furnished to the Lender’s Representative by the Borrower.  Such person has been afforded the opportunity to ask questions of the Borrower and its management and to receive answers concerning the terms and conditions of the purchase of the Note, the Warrant and the Warrant Shares.

f.

Documents.  The Lender’s Representative has received copies of following documents filed with the SEC:  (i) the Borrower’s registration statement on Form S-1, (ii) each quarterly report on Form 10-Q, (iii) each report on Form 8-K, and (iii) each other document filed by the Borrower with the SEC since the effective date of the registration statement.  The Lender’s Representative has relied upon the information contained therein and has not been furnished any other documents, literature, memorandum, or prospectus.

g.

Knowledge and Experience in Business and Financial Matters.  The Lender’s Representative has such knowledge and experience in business and financial matters that he is capable of evaluating the risks of the prospective investment, and the financial capacity of the Lender is of such proportion that the total cost of such person's commitment in the Note, Warrants or the Warrant Shares would not be material when compared with its total financial capacity.

9.

Notices.  All notices or communications under this Agreement shall be mailed, postage prepaid, or delivered to the following addresses (or to such other address as shall at any time be designated by any party in writing to the other party).  All notices required to be given hereunder shall be delivered to the other in writing by hand or by US mail to the following parties at the following addresses:

If to Borrower:	If to Lenders:

Allen Dodge, Chief Financial Officer	See Signature Page
Heatwurx Inc.
6041 Syracuse Way, Suite 315
Englewood, CO 80112

Rejection or other refusal to accept, or the inability to deliver because of a changed address of which no notice was given, shall not affect the effectiveness or the date of delivery for any notice sent in accordance with the foregoing provisions.

10.

Binding Agreement; Survival.  This Agreement shall bind and inure to the benefit of both parties, and except as otherwise expressly provided to the contrary herein, each of their respective heirs, successors and assigns.

11.

Entire Agreement; Integration Clause. This Agreement sets forth the entire agreement and understandings of the parties hereto with respect to this transaction, and this Agreement supersedes and nullifies all other agreements made between the parties hereto.  Each of the exhibits referenced in this Agreement is annexed hereto and is incorporated herein by this reference and expressly made a part hereof.

12.

No Oral Modification or Waivers. The terms herein may not be modified or waived orally, but only by an instrument in writing signed by the party against which enforcement of the modification or waiver is sought.

13.

Governing Law; Jurisdiction; Venue.  This Agreement, and all matters arising directly and indirectly herefrom (the “Covered Matters”), shall be governed in all respects by the laws of the State of Delaware as such laws are applied to agreements between parties in Delaware. The Borrower irrevocably submits to the personal jurisdiction of the courts of the State of Delaware and the United States District Court for the District of Delaware for the purpose of any suit, action, proceeding or judgment relating to or arising out of the Covered Matters. Service of process on the Borrower in connection with any such suit, action or proceeding may be served on the Borrower anywhere in the world by the same methods as are specified for the giving of notices under this Note. The Borrower irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. The Borrower irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

14.

Successors and Assigns. This Agreement shall be binding upon the successors or assigns of the Borrower and shall inure to the benefit of the successors and assigns of the Lenders.

15.

Attorneys’ Fees. In the event of any suit or action to enforce or interpret any provision of this Agreement or otherwise arising out of this Agreement, the prevailing party is entitled to recover, in addition to other direct incremental costs, reasonable attorney fees in connection with the suit, action, or arbitration, and in any appeals.  The determination of who are the prevailing party and the amount of reasonable attorney fees to be paid to the prevailing party will be decided by the arbitrator, before which the matter is tried, heard, or decided subject to this Section.

16.

Severability. To the extent any provision herein violates any applicable law, that provision shall be considered void and the balance of this Agreement shall remain unchanged and in full force and effect.

17.

Counterparts. This Agreement may be executed in as many counterpart copies as may be required. All counterparts shall collectively constitute a single agreement.

[Signature page follows]

SIGNATURE PAGE

IN WITNESS WHEREOF, each of the parties has executed this Loan Agreement the respective day and year set forth below:

BORROWER:	Heatwurx, Inc.

Date: January 6, 2014	By /s/ Allen Dodge
Allen Dodge, Chief Financial Officer

LENDER:	/s/ Gus Blass II
Signature

Date: January 6, 2014	/s/ Gus Blass II
Please Print Name

Entity Name (if applicable)

Title (if applicable)

Address

Amount of Loan:  $250,000

Exhibits:

Exhibit 1  Sample Promissory Note

Exhibit 2  Sample Warrant Certificate

Exhibit 1 - Sample Note

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS. IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND REGISTRATION OR QUALIFICATION UNDER ANY APPLICABLE STATE SECURITIES LAWS OR (B) AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE BORROWER THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED PURSUANT TO AN EXEMPTION UNDER SUCH ACT AND SECURITIES LAWS.

PROMISSORY NOTE

$_____000,000	January ___, 2014
Greenwood Village, Colorado

FOR VALUE RECEIVED, HEATWURX, INC. (the “Borrower”), hereby unconditionally promises to pay to the order [NAME OF HOLDER] (the “Holder”), the principal sum of [AMOUNT OF LOAN] Thousand U.S. Dollars (the “Principal Amount”), together with accrued and unpaid interest thereon (as provided below).

This Promissory Note (the “Note”) is made by the Borrower in favor of Lender for purposes of providing ongoing working capital funding to Borrower.

This Note is one of a series of notes in the aggregate principal amount of $1,000,000, each of like tenor and ranking without priority over one another (collectively, the “Notes”), made by the Borrower in favor of certain lenders (the “Lenders”), issued by the Borrower pursuant to the terms of a Loan Agreement between the Borrower and the Lenders dated January 2, 2014 (the “Loan Agreement”). Any payments made by the Borrower with respect to this Note or any of the other Notes shall be made to each of the Lenders on a pro rata basis in accordance with the aggregate principal and interest owing under each of the Notes then outstanding.  To the extent any Lender of a Note receives any payment in excess of its pro rata share of such payment, such amount shall be held in trust and delivered over to the Purchasers then entitled to receive such amounts.

In no event shall any interest charged, collected or reserved under this Note exceed the maximum rate then permitted by applicable law and if any such payment is paid by the Borrower, then such excess sum shall be credited by the Holder as a payment of principal.

1.

Interest Rate and Repayment of Principal Amount. The Principal Amount outstanding under this Note shall accrue interest at the rate of TWELVE PERCENT (12%) per annum beginning on January 2, 2014 (“Issuance Date”). Interest will be payable in equal monthly installments on the first day of each month, commencing on the first day of the month for the quarter following the Issuance Date and ending on the Maturity Date (as defined in the Loan Agreement). Interest shall be calculated on the basis of a year of 365 days applied to the actual days on which there exists an unpaid balance under this Note. The Principal Amount and all then-accrued and unpaid interest shall be payable on the Maturity Date.

2.

Repayment Extension. If any payment of principal or interest shall be due on a Saturday, Sunday or any other day on which banking institutions in the State of Delaware are required or permitted to be closed, such payment shall be made on the next succeeding business day and such extension of time shall be included in computing interest under this Note.

3.

Manner and Application of Payments. All payments due hereunder shall be paid in lawful money of the United States of America which shall be legal tender in payment of all debts and dues, public and private, in immediately available funds, without offset, deduction or recoupment. Any payment by check or draft shall be subject to the condition that any receipt issued therefore shall be ineffective unless the amount due is actually received by the Holder. Each payment shall be applied first to the payment of any and all costs, fees and expenses incurred by or payable to the Holder in connection with the collection or enforcement of this Note, second to the payment of all unpaid late charges (if any), third, to the payment of all accrued and unpaid interest hereunder and fourth, to the payment of the unpaid Principal Amount, or in any other manner which the Holder may, in its sole discretion, elect from time to time.

4.

Prepayment. The Borrower shall have the right to prepay this Note in whole or in part, at any time or from time to time, without premium, penalty or prior written notice to the Holder.

5.

Events of Default; Remedies.

(a)

Events of Default. Each of the following events shall constitute an “Event of Default” under this Note if such event has not been cured within 15 days of written notice of such event to the Borrower: (i) failure of the Borrower to pay any principal or other amount due hereunder when due, or failure of the Borrower to comply with the other terms, covenants or conditions contained in this Note;; (ii) the commencement, whether voluntary or involuntary, of a case under the laws of the United States, or any other proceeding or action seeking reorganization, liquidation, dissolution or other relief under bankruptcy or insolvency statutes or similar laws, or the appointment of a receiver, trustee or custodian for the Borrower or all or a material portion of the Borrower’s assets or property; or (iii) the dissolution, liquidation, or winding-up of the Borrower. Notwithstanding the foregoing, a merger or consolidation approved in advance in writing by the Holder with a company that assumes responsibility for all obligations of the Borrower under this Note, and is approved in writing in advance of such event by the Holder, shall not constitute an Event of Default.

(b)

Remedies. Upon the occurrence of an Event of Default, and without demand or notice of any kind: (i) all outstanding amounts under this Note (including the outstanding Principal Amount plus any accrued and unpaid interest less any principal payments previously made) shall become immediately due and payable; and (ii) the Holder may exercise any and all rights and remedies available to it at law, in equity or otherwise.

(c)

Remedies Cumulative. Each right, power and remedy of the Holder hereunder shall be cumulative and concurrent, and the exercise or beginning of the exercise of any one or more of them shall not preclude the simultaneous or later exercise by the Holder of any or all such other rights, powers or remedies. No failure or delay by the Holder to insist upon the strict performance of any one or more provisions of this Note or to exercise any right, power or remedy consequent upon a breach thereof or default hereunder shall constitute a waiver thereof or preclude the Holder from exercising any such right, power or remedy. By accepting full or partial payment after the due date of any amount of principal of or interest on this Note, or other amounts payable on demand, the Holder shall not be deemed to have waived the right either to require prompt payment when due and payable of all other amounts of principal of or interest on this Note or other amounts payable on demand, or to exercise any rights and remedies available to it in order to collect all such other amounts due and payable under this Note.

(d)

Costs of Collection. If this Note is placed in the hands of an attorney for collection following the occurrence of an Event of Default hereunder, the Borrower agrees to pay to the Holder upon demand all reasonable costs and expenses, including, without limitation, all reasonable attorneys’ fees and court costs incurred by the Holder in connection with the enforcement or collection of this Note (whether or not any action has been commenced by the Holder to enforce or collect this Note) or in successfully defending any counterclaim or other legal proceeding brought by the Borrower contesting the Holder’s right to collect the outstanding Principal Amount and/or interest thereon. The obligation of the Borrower to pay all such costs and expenses shall not be merged into any judgment by confession against the Borrower. All of such costs and expenses shall bear interest at the higher of the rate of interest provided herein from the date of payment by the Holder until repaid in full.

6.

Miscellaneous.

(a)

Jurisdiction and Venue. THE BORROWER AND HOLDER HEREBY AGREE THAT ANY FEDERAL COURT IN THE STATE OF DELAWARE OR ANY STATE COURT LOCATED IN NEW CASTLE COUNTY, DELAWARE SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE BORROWER AND HOLDER PERTAINING DIRECTLY OR INDIRECTLY TO THIS NOTE. THE BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS. FURTHER, THE BORROWER HEREBY WAIVES THE RIGHT TO ASSERT THE DEFENSE OF FORUM NON CONVENIENS AND THE RIGHT TO CHALLENGE THE VENUE OF ANY COURT PROCEEDING COMMENCED PURSUANT TO THIS SECTION 6(a).

(b)

Amendment and Waivers. No delay or failure on the part of Holder in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Holder of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No modification, amendment or waiver of any provision of this Note or consent to departure therefrom shall be effective unless in writing and signed by the Borrower and the Holder. The Borrower hereby waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note.

(c)

Assignment. This Note is not assignable by either party unless such assignment is consented to in writing by the other party, except that the Holder may assign its rights hereunder to any of its Affiliates (as defined in the Securities Exchange Act of 1934) after giving the Borrower written notice at the time of such assignment stating the name and address of the assignee, and provided that such assignee expressly agrees in writing with the Borrower to be bound by and to comply with all of the terms and conditions of this Note. Anything contained herein to the contrary notwithstanding, the Holder (and its permitted assignees) shall not, without the consent of the Borrower, be permitted to assign any rights and/or benefits hereunder to a person that is then actively engaged in a business that is directly competitive with the business then primarily and actively conducted or engaged in by the Borrower. Subject to the foregoing, this Note and all the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors or permitted assigns.

(d)

Governing Law. This Note shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the conflicts of law principles thereof.

(e)

Titles and Subtitles. The titles and subtitles used in this Note are used for convenience only and are not to be considered in construing or interpreting this Note.

(f)

Notices. Any notice to be given hereunder shall be in writing, and shall be sent to Holder or the Borrower, as the case may be, at the addresses set forth below each party’s signature hereto and shall be deemed received (i) on the earlier of the date of receipt or the date that is five business days after deposit of such notice in the United States mail, if sent postage prepaid, certified mail, return receipt requested, (ii) one business day after dispatch if sent for overnight delivery by a nationally recognized overnight courier, (iii) on the day of transmission if sent by facsimile with electronic receipt of transmission; or (iv) when actually received, if personally delivered.

(g)

Maximum Rate of Interest. All payment obligations arising under this Note are subject to the express condition that at no time shall the Borrower be obligated or required to pay interest at a rate which could subject the Holder to either civil or criminal liability as a result of being in excess of the maximum rate which the Borrower is permitted by law to contract or agree to pay. If by the terms of this Note, the Borrower is at any time required or obligated to pay interest at a rate in excess of such maximum rate, the applicable rate of interest shall be deemed to be immediately reduced to such maximum rate, and interest thus payable shall be computed at such maximum rate, and the portion of all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of principal.

(h)

Subsequent Holders. This Note is not transferrable by its holder, except with the written consent of the Borrower, which consent shall not be unreasonably withheld. In the event that any holder of this Note transfers this Note for value, the Borrower agrees that except with respect to subsequent holders with actual knowledge of a claim or defense, no subsequent holder of this Note shall be subject to any claims or defenses which Borrower may have against a prior holder (which claims or defenses are not waived as to prior holders), all of which are waived as to the subsequent holder, and that all such subsequent holders shall have all of the rights of a holder in due course with respect to the Borrower even though the subsequent holder may not qualify, under applicable law, absent this paragraph, as a holder in due course.

(i)

Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

(j)

Severability. It is the desire and intent of the parties that the provisions of this Note be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, in the event that any provision of this Note would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Note. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Note. In addition, the parties understand and agree that notwithstanding any of the above provisions of this Section 7(j), no such severability shall be effective if it materially changes the economic benefit of this Note to any party.

(k)

Entire Agreement. This Note constitutes the full and entire understanding and agreement between the parties with regard to the subject hereof and thereof.

[Signature page follows]

SIGNATURE PAGE TO NOTE

IN WITNESS WHEREOF, the undersigned have executed this Note as of the date first written above.

BORROWER:

HEATWURX, INC.

By: ___________________________________

Allen Dodge, Executive VP/CFO

Notice address:

Allen Dodge, Executive VP/CFO

Heatwurx, Inc.

6041 South Syracuse Way, Suite 315

Greenwood Village, CO  80111

HOLDER:

[NAME OF HOLDER]

By: ___________________________________

Notice address: _________________________

______________________________________

Telephone: _____________________________

E-mail: ________________________________

Exhibit 2 - Sample Warrant

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED EXCEPT IN ACCORDANCE  WITH  THE  PROVISIONS  OF  REGULATION S  PROMULGATED  UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION.   HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. THIS CERTIFICATE MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, PLEDGE, HYPOTHECATION OR ANY OTHER TRANSFER OF ANY INTEREST IN ANY OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE.

HEATWURX, INC.

WARRANT TO PURCHASE COMMON STOCK

Warrant No.:	W- __________________
Number of Shares:	_____________________
Date of Issuance:	__________, 2014 (the “Issuance Date”)

Heatwurx, Inc., a Delaware corporation (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, _______________, the registered holder hereof or its permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, upon surrender of this Warrant to Purchase Common Stock (including all Warrants to Purchase Common Stock issued in exchange, transfer or replacement hereof, the “Warrant”), at any time or times on or after the date hereof, but not after 11:59 P.M., New York Time, on the Expiration.

Date (as defined below), (          ) fully paid nonassessable shares of Common Stock (as defined below) (the “Warrant Shares”).   Except as otherwise defined herein, capitalized terms in this Warrant shall have the meanings set forth in Section 13.

1.

EXERCISE OF WARRANT.

(a)        Mechanics of Exercise.  Subject to the terms and conditions hereof, this Warrant may be exercised by the Holder on any day, in whole or in part, by (i) delivery of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant and (ii) payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the “Aggregate Exercise Price”) in cash or wire transfer of immediately available funds.   The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder; provided, however, that the Holder shall covenant in the Exercise Notice, that it will

1

deliver the original Warrant to the Company within five (5) Business Days of such exercise.  Execution and delivery of the Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares.  On or before the first Business Day following the date on which the Company has received each of the Exercise Notice and the Aggregate Exercise Price (the “Exercise Delivery Documents”), the Company shall transmit by facsimile an acknowledgment of confirmation of receipt of the Exercise Delivery Documents to the Holder and the Company’s transfer agent (the “Transfer Agent”).  On or before the third Business Day following the date on which the Company has received all of the Exercise Delivery Documents  (the “Share Delivery  Date”), the Company shall  cause the transfer  agent  to  issue  and dispatch by overnight courier to the address as specified in the Exercise Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder is entitled pursuant to such exercise.  Upon delivery of the Exercise Notice and Aggregate Exercise Price, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the certificates evidencing such Warrant Shares.  If this Warrant is submitted in connection with any exercise pursuant to this Section 1(a) and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise, then the Company shall as soon as practicable and in no event later than three (3) Business Days after any exercise and at its own expense, issue a new Warrant (in accordance with Section 5(d)) representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised.  The Holder shall be required to pay any and all taxes, including without limitation, all documentary stamp, or transfer or similar taxes that may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

(b)        Exercise Price.  For purposes of this Warrant, “Exercise Price” means $3.00 per share, subject to adjustment as provided herein.  The Company reserves the right in its sole discretion to reduce the Exercise Price one or more times and to establish one or more periods prior to the Expiration Date during which this Warrant may be exercised at the reduced Exercise Price.

(c)        Disputes.  In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and resolve such dispute in accordance with Section 10.

(d)        No  Fractional  Shares  or  Scrip.    No  fractional  shares  or  scrip  representing fractional shares shall be issued upon the exercise of this Warrant.  In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall pay to the Holder the cash value of the fractional  share  based  upon  the  current  market  value  of  Common  Stock as  determined  in  the  sole discretion of the Company.

(e)

Compliance with Securities Laws.

2

(i)        The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the Common Stock to be issued upon exercise hereof are being acquired solely for the Holder’s own account and not as a nominee for any other party; and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act or any state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Common Stock so purchased are being acquired solely for the Holder’s own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

(ii)       This Warrant and all Common Stock issued upon exercise hereof unless registered under the Securities Act shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. THIS CERTIFICATE  MUST  BE  SURRENDERED  TO  THE  COMPANY  OR  ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, PLEDGE, HYPOTHECATION OR ANY OTHER TRANSFER OF ANY INTEREST IN ANY OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE.

(f)         Reservation of Common Stock.   So long as this Warrant is outstanding, the Company shall reserve from its authorized but unissued shares of Common Stock sufficient shares of Common Stock to issue to the Holder the Warrant Shares upon exercise of this Warrant.

2.

ORGANIC CHANGE.

(a)        Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company’s assets to another Person or other transaction, in each case which is effected in such a way that holders of Common Stock are entitled to receive securities or assets with respect to or in exchange for Common Stock is referred to herein as an “Organic Change.”  Prior to the consummation of any (i) sale of all or substantially all of the Company’s assets to an acquiring Person or (ii) other Organic Change following which the

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Company is not a surviving entity, the Company will secure from the Person purchasing such assets or the Person issuing the securities or providing the assets in such Organic Change (in each case, the “Acquiring Entity”) a written agreement to deliver to the Holder in exchange for this Warrant, a security of the Acquiring Entity evidenced by a written instrument substantially similar in form and substance to this Warrant and reasonably satisfactory to the Holder of this Warrant (including an adjusted exercise price equal to the value for the Common Stock reflected by the terms of such Organic Change and exercisable for a corresponding number of shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant), if the value so reflected is less than the Exercise Price in effect immediately prior to such consolidation, merger or sale).  In the event that an Acquiring Entity is directly or indirectly controlled by a company or entity whose common stock or similar equity interest is listed, designated or quoted on a securities exchange or trading market, the Holder may elect to treat such Person as the Acquiring Entity for purposes of this Section 2.  Notwithstanding the foregoing, at the Holder’s option and request, the Acquiring Entity shall purchase the Warrant from such Holder for a purchase price, payable in cash within five (5) Business Days after such request (or, if later, on the effective date of the Organic Change), equal to the value of the remaining unexercised portion of this Warrant on the date of such request, which value shall be computed using the Black-Scholes option pricing model with such assumptions and inputs as are reasonably satisfactory to the Company.  The terms of any agreement pursuant to which an Organic Change is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 2 and insuring that the Warrants (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to an Organic Change.  Prior to the consummation of any other Organic Change, the Company shall make appropriate provision to insure that the Holder thereafter will have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of this Warrant (without regard to any limitations on the exercise of this Warrant), such shares of stock, securities or assets that would have been issued or payable in such Organic Change with respect to or in exchange for the number of shares of Common Stock which would have been acquirable and receivable upon the exercise of this Warrant as of the date of such Organic Change (without regard to any limitations on the exercise of this Warrant).

(b)        If, prior to the exercise of this Warrant, the Company shall have effected one or more stock split-ups or stock dividends, any subdivision, consolidation or reclassification, or any other increases or reductions of the number of shares of its Common Stock outstanding without receiving reasonable compensation therefor in money, services, or property, the number of shares of Common Stock subject to this Warrant shall, (i) if a net increase shall have been effected in the number of outstanding shares of Common Stock, be proportionately increased, and the cash consideration payable per share shall be proportionately reduced, and, (ii) if a net reduction shall have been effected in the number of outstanding shares of Common Stock, be proportionately reduced and the cash consideration payable per share be proportionately increased.

3.          NONCIRCUMVENTION.  The Company hereby covenants and agrees that it will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant,

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and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder.

4.        WARRANT HOLDER NOT DEEMED A STOCKHOLDER.   Except as otherwise specifically provided herein, the Holder, solely in such Person’s capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person’s capacity as the holder of this Warrant, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant.  In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.  Notwithstanding this  Section  4,  the  Company  will  provide  the  Holder  with  copies  of  the  same  notices  and  other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

5.

REISSUANCE OF WARRANTS.

(a)        Transfer of Warrant.   Subject to Section 11 hereof, if this Warrant is to be transferred, the Holder shall surrender this Warrant to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 5(d)), registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less then the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 5(d)) to the Holder representing the right to purchase the number of Warrant Shares not being transferred.

(b)        Lost, Stolen or Mutilated Warrant.  Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, the receipt of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 5(d)) representing the right to purchase the Warrant Shares then underlying this Warrant.

(c)        Warrant Exchangeable for Multiple Warrants.   This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Warrant or Warrants (in accordance with Section 5(d)) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion  of such Warrant  Shares  as is  designated by the  Holder  at  the time  of  such surrender; provided, however, that no Warrants for fractional shares of Common Stock shall be given.

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(d)        Issuance of New Warrants.  Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant (i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 5(a) or Section 5(c), the Warrant Shares designated by the Holder which, when added to the number of shares of Common Stock underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) except for new warrants issued pursuant to section 5(a), shall have an issuance date, as indicated on the face of such new Warrant, which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this Warrant.

6.         NOTICES.  Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing (including electronic format) and shall be effective (i) upon delivery in person (including by reputable express courier service); (ii) upon delivery by facsimile (as verified by a printout showing satisfactory transmission) if sent on a business day during normal business hours where such notice is to be received and if not, on the first business day following such delivery where such notice is to be received; (iii) by electronic mail (as verified by a printout showing satisfactory transmission) at the electronic mail address set forth below if sent on a business day during normal business hours where such notice is to be received and if not, on the first business day following such delivery where such notice is to be received; or (iv) upon three (3) business days after mailing with the United States Postal Service if mailed from and to a location within the continental United States by registered or certified mail, return receipt requested.  Such notices, demands, and other communications shall be sent to the Holder at the address, facsimile number or email address, as applicable, indicated on the records of the Company and to the principal executive offices, facsimile number, or email address of the Company posted on its website.  Any party hereto may from time to time change its physical or electronic address or facsimile number for notices by giving notice of such changed address or number to the other party hereto in accordance herewith.

7.          AMENDMENT AND WAIVER.  Except as otherwise provided herein, the provisions of this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of the Unit Warrants representing at least a majority of the shares of Common Stock obtainable upon exercise of the Unit Warrants then outstanding.

8.          GOVERNING LAW.  This Warrant shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware.

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9.          JURISDICTIONAL   MATTERS.      The   parties   hereto   irrevocably   submit   to   the jurisdiction of the Courts of the State of Colorado located in Arapahoe County and the United States District Court for the District of Colorado in any action arising out of or relating to this Warrant, and hereby irrevocably agree that all claims in respect of such action may be heard and determined in such state or federal court.  The parties hereto irrevocably waive, to the fullest extent they may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.  The parties further agree, to the extent permitted by law, that final and unappealable judgment against any of them in any action or proceeding contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of which shall be conclusive evidence of the fact and amount of such judgment.  If any legal action or other proceeding is brought for the enforcement of this Warrant, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Warrant, the successful or prevailing party or parties will be entitled to recover reasonable attorneys’ fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

10.        CONSTRUCTION; HEADINGS.  This Warrant shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any person as the drafter hereof.  The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant.

11.        TRANSFER.    This Warrant may not be offered for sale, sold, transferred or assigned without the consent of the Company.

12.        CERTAIN DEFINITIONS.  For purposes of this Warrant, the following terms shall have the following meanings:

(a)        “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

(b)         “Common Stock” means (i) the Company’s common stock, par value $0.0001 per share, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

(c)         “Expiration Date” means one year from the Issuance Date, or, if such date falls on a day other than a Business Day (a “Holiday”), the next date that is not a Holiday; provided that the Company retains the right in its sole discretion to extend the Expiration Date one or more times.

(d)        “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

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IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Common Stock to be duly executed as of the Issuance Date set out above.

HEATWURX, INC.

By:____________________

Name: _________________

Title: __________________

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EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT TO PURCHASE COMMON STOCK

HEATWURX, INC.

The undersigned holder hereby exercises the right to purchase___________________ of the shares of Common Stock (“Warrant Shares”) of Heatwurx, Inc., a Delaware corporation (the “Company”), evidenced by the attached Warrant to Purchase Common Stock (the “Warrant”).  Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1.  Payment of Exercise Price.  The holder herewith tenders the Aggregate Exercise Price in the sum of $ _________________ to the Company in accordance with the terms of the Warrant.

2.   Representations and Warranties.   Each of the representations and warranties made by the holder in the subscription agreement or representation form pertaining to the acquisition of the Warrant remain true and correct in all material respects as of the date of this notice.

3.  Delivery of Warrant Shares.  The Company shall deliver to the holder Shares in accordance with the terms of the Warrant.

4.  Delivery of Warrant.  The Holder shall deliver the original Warrant to the Company within five (5) Business Days from the date hereof.

Date:  _________________, _______

______________________________

Name of Registered Holder

By: ____________________________

Name: _________________________

Title: __________________________

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